SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 24, 1995
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                         THE NEW YORK TIMES COMPANY
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           (Exact name of registrant as specified in its charter)

 New York                          1-5837             13-1102020
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 (State or other jurisdiction    (Commission         (IRS Employer
  of incorporation)              File Number)      Identification No.)


 229 West 43d Street, New York, New York                  10036
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 (Address of principal executive offices               (Zip Code)

 Registrant's telephone number, including area code: (212) 556-1234
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 ITEM 5.  Other Events

      On February 24, 1995, the Registrant announced that it has agreed to purchase WTKR-TV, a CBS affiliate in Norfolk, Virginia from Narragansett Television, Inc. A copy of the Registrant's press release is filed herewith as
Exhibit 99.


 ITEM 7.  Financial Statements and Exhibits

      Exhibit 99.  Press Release dated February 24, 1995.

                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE NEW YORK TIMES COMPANY


 Date:  March 1, 1995                   By:   Laura J. Corwin
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                                             Laura J. Corwin
                                             Secretary and Corporate Counsel